EXHIBIT 10.17

FORM OF CLASS B WARRANT DATED NOVEMBER 25, 1996

NEITHER THIS WARRANT NOR THE SECURITIES UNDERLYING THIS WARRANT HAS BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR UNDER APPLICABLE STATE SECURITIES LAWS. THIS WARRANT HAS BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TOWARD RESALE OR DISTRIBUTION HEREOF. THIS WARRANT MAY NOT BE TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER HEREOF THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT, THE RULES AND REGULATIONS THEREUNDER, OR APPLICABLE STATE SECURITIES LAWS. IN CONNECTION WITH COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, NO EXERCISE, TRANSFER OR DISPOSITION OF THIS WARRANT OR THE SECURITIES UNDERLYING THIS WARRANT SHALL BE MADE UNLESS THE CONDITIONS SPECIFIED HEREIN ARE SATISFIED.

No. WA-<Warrant_No>            Number of Shares Purchasable Upon
Issue Date:  November 25, 1996 Exercise of Warrant:  <Shares_No>

           Void after 5:00 p.m. New York time on May 25, 1998

                     COMMON STOCK PURCHASE WARRANT
                                   OF
               FRANKLIN OPHTHALMIC INSTRUMENTS CO., INC.

     Franklin Ophthalmic Instruments Co., Inc. (the "Company"), a Delaware corporation, hereby certifies that for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [NAME] is (are) entitled, subject to the terms set forth in this warrant (the "Warrant"), at any time or from time to time commencing six months from the date hereof, but in no event later than May 25, 1998, to purchase from the Company shares of common stock of the Company, par value $.001 per share (the "Common Stock"), at an exercise price of $1.00 per share, as adjusted from time to time pursuant to the provisions set forth below (the "Exercise Price"). This Warrant and all rights hereunder, to the extent such rights shall not have been exercised, shall terminate and become null and void to the extent the holder hereof (the "Holder") fails to exercise any portion of this
Warrant prior to 5:00 p.m., New York, New York time, May 25, 1998 ("Expiration Date").

     1. EXERCISE OF WARRANT. Subject to the provisions of Section 10 below, this Warrant may be exercised in whole or in part at any time or from time to time commencing six months from the date hereof and until the Expiration Date; provided, however, that if any such date is a day on which banking institutions are authorized by law to close (a "Bank Holiday"), then on the next succeeding day which shall not be a Bank Holiday.

          This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office or at the office of its transfer agent, if any (the "Transfer Agent"). The presentation and surrender of this Warrant for exercise must be accompanied by: (a) the form of subscription which is attached hereto as Annex A (the "Form of Subscription") duly executed with signature guaranteed; and (b) payment of the aggregate Exercise Price for the number of shares specified in such form (up to the maximum number of shares of Common Stock subject hereto). If this Warrant should be exercised in part only, upon presentation and surrender of this Warrant to the Company or the Transfer Agent for cancellation, the Company shall execute and deliver a new warrant evidencing the rights of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt of this Warrant by the Company at its office or by the Transfer Agent at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise; provided, however, that if at the date of surrender of such Warrant and payment of the aggregate Exercise Price, the transfer books for the Common Stock shall be closed, the certificates representing the shares of Common Stock or other securities subject to issuance upon such exercise hereof shall be issuable as of the date on which the Company's transfer books shall next be opened. Until such date, the Company shall be under no duty to deliver any certificate representing such shares of Common Stock or other securities and the Holder shall not be deemed to have become a holder of record or owner of such shares of Common Stock or such other securities. The Company reserves the right to pay any broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act") a fee not to exceed ten percent of the Exercise Price upon the exercise of this Warrant in accordance with applicable federal and state securities laws and applicable regulations of the National Association of Securities Dealers, Inc.

     2. RESERVATION OF SHARES. There shall at all times be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be subject hereto.

     3. FRACTIONAL SHARES. Notwithstanding any other provision hereof, the Company shall not be required to issue fractional shares of Common Stock upon the exercise of this Warrant. If any fraction of a share would, except for the provisions hereof, be issuable upon the exercise of this Warrant, then: (a) if the fraction of a share otherwise issuable is equal to or less than one-half, the Company shall round down and issue only the largest whole number of shares of Common Stock to which the Holder is otherwise entitled; or (b) if the fraction of a share otherwise issuable is greater than one-half, the Company shall round up and issue one additional share of Common Stock in addition to the largest whole number of shares of Common Stock to which the Holder is otherwise entitled.

     4. EXCHANGE, TRANSFER OR ASSIGNMENT OF WARRANT. Subject to the provisions of this section and of Section 10 below, this Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or the Transfer Agent, for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the provisions of this section and of Section 10 below, upon surrender of this Warrant to the Company or the Transfer Agent accompanied by: (a) the form of assignment which is attached hereto as Annex B (the "Form of Assignment") duly executed; and (b) funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new warrant in the name of the assignee named in the Form of Assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the office of the Company or the Transfer Agent, accompanied by a written notice signed by the Holder hereof specifying the names and denominations in which new warrants are to be issued.

     Notwithstanding anything herein to the contrary, the Company may, without any obligation to do so, at its option, at any time and from time to time prior to the Expiration Date require that the Holder surrender this Warrant to the Company or the Transfer Agent in exchange for a warrant certificate in engraved or other form as may be approved by the board of directors of the Company (the "Board of Directors") representing this Warrant, bearing such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Board of Directors may deem appropriate, having terms and conditions substantially similar to those contained in this Warrant or which, in the reasonable judgment of the Board of Directors, afford the Holder or Holders of the outstanding Warrants issued by the Company as a class a net benefit when considered under the totality of the circumstances or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage; it being understood and agreed, however, that the terms and conditions of this Warrant may be modified, amended or superseded by the Company at any time hereafter as set forth herein. The term "Warrant" shall hereinafter be interpreted to include any warrant into which this Warrant may be divided, exchanged or combined, and any warrant as the same may be hereafter modified or amended from time to time.

     5. THEFT, DESTRUCTION, LOSS OR MUTILATION OF WARRANT. Subject to the provisions of Section 4, in the event of the theft, destruction, loss or mutilation of this Warrant, upon receipt by the Company of evidence satisfactory to it of such theft, destruction, loss or mutilation and, in the case of loss, theft or destruction, of such indemnification as the Company may in its discretion impose, and in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver a new warrant of like tenor and date.

     6. RIGHTS OF THE HOLDER. Prior to the exercise of this Warrant, the Holder shall not be entitled by virtue hereof to any rights of a stockholder in the Company, either at law or equity. The rights of the
Holder are limited to those expressed in this Warrant and are enforceable against the Company only to the extent set forth herein.

     7. REGISTRATION RIGHTS. The Company hereby covenants and agrees as follows:

          (a)  Definitions.   As used  in  this section,  the  following
terms shall have the meanings set forth below:

               (i) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and fling a registration statement or similar document with the Securities and Exchange Commission (the "Commission") in compliance with the Securities Act of 1933 (the "Securities Act"), and the declaration or ordering of the effectiveness of such registration statement or document by the Commission.

               (ii) The term "Registrable  Securities" shall  mean:
               (A) this Warrant; (B) the Common Stock issued or issuable upon exercise of this Warrant; and (C) any other securities of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for or in replacement of this Warrant or the Common Stock referenced in Subsections 7(a)(ii)(A) or 7(a)(ii)(B) immediately above, excluding in all cases, however, any Registrable Securities sold to the public pursuant to registration under the Securities Act or an applicable exemption therefrom.

          (b) Demand Registration Rights. At any time through the period ending on the Expiration Date, upon the written request (the
"Demand Request") of the Holders of at least a majority of the outstanding Registrable Securities (the "Initiating Holders"), the Company shall, on one occasion, afford all of the Holders of Registrable Securities (as reflected in the records of the Company) the opportunity to effect the registration of the offer and sale of the Registrable Securities. In the case of there being more than one Holder, in the event that the Holders of a majority of the outstanding Registrable Securities deliver a Demand Request, the Company shall notify all of the remaining Holders of record of the receipt of such request and shall file a registration statement relating to the Registrable Securities as soon as practicable after receipt of the Demand Request. Such registration statement may, subject to the provisions of this section, include other securities of the Company whether being offered and sold for the account of a securityholder or being offered and sold for the account of the Company.

     If the Initiating Holders intend to distribute the Registrable Securities covered by the Demand Request by means of an underwriting, such Holders shall so advise the Company as a part of the Demand Request and the Company shall include such information in the written notice referred to in this subsection. The right of any Holder to include its securities in a registration statement pursuant hereto shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such party) to the extent provided herein.

     If the underwriter (or managing underwriter on behalf of all of the underwriters) has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or for the account of other securityholders in such registration if the underwriters so agree and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting shall not thereby be limited.

          (c) Piggy-back Registration Rights. If (but without any obligation to do so) the Company, at any time through the period ending on the Expiration Date, proposes to register (including for this purpose a registration effected by the Company for securityholders other than the Holder) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-4, Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, each such time, promptly give the Holder or Holders, as the case may be, written notice of such registration (the "Piggy Back Notice"). Upon the written request of the Holder or Holders, as the case may be, given within twenty (20) days after any such Holder's receipt of such Piggy Back Notice from the Company, the Company shall, subject to the provisions of this section, include in a registration statement filed with the Commission under the Securities Act all of the Registrable Securities that the Holder or Holders, as the case may be, has requested to be registered; provided, however, that the Company shall have no such obligation if, in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company and its securityholders to include any Registrable Securities in the subject registration statement or offering or if the managing underwriter of the subject proposed offering objects in writing to the inclusion of any Registrable Securities in the subject registration statement; and provided, further, that the Registrable Securities shall be subject to restrictions on transfer for ninety (90) days after the effective date of the subject registration statement. The inclusion of any of a Holder's Registrable Securities in a registration statement filed by the Company and declared effective by the Commission shall be deemed to be the exercise by such Holder of the piggy-back registration rights granted herein to such Holder; and, thereafter, the Company shall have no further obligations pursuant to Subsections 7(b) or 7(c) above.

          (d) Obligations of the Company. Whenever required hereunder to effect the registration of any Registrable Securities, the Company shall, as soon as practicable:

               (i)  Prepare  and   file  with   the  Commission   a
               registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and to keep such registration statement effective for at least six (6) months;

               (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

               (iii) Furnish to the Holders such numbers of copies of the prospectus included in the registration statement, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

               (iv) Use its best efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions as shall be reasonably requested by the Holders for the distribution of the securities covered by the registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

               (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering;

               (vi) Notify the Holders, promptly after the Company shall have received notice thereof, of the time when the registration statement becomes effective or any supplement to any prospectus forming a part of the registration statement has been filed; and

               (vii) Notify the Holders of any stop order suspending the effectiveness of the registration statement and use its reasonable best efforts to remove such stop order.

          (e) Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant hereto that the Holder, having chosen to have its Registrable Securities included for registration, shall furnish to the Company such information regarding the Holder, its Registrable Securities and the intended method of disposition of such securities as shall be required to effect the registration thereof. The Holder shall be required to represent to the Company that all such information which is given is complete and accurate in all material respects. The Holder shall deliver to the Company a statement in writing from the beneficial owners of such securities that such beneficial owners bona fide intend to sell, transfer or otherwise dispose of such securities.

          (f)  Expenses.

               (i) Registration Expenses. All expenses incurred by the Company in complying with this section, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, "Blue Sky" fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) shall be borne by the Company.

               (ii) Selling Expenses. All underwriting discounts, underwriters' expense allowance and selling commissions applicable to the sale of Registrable Securities by the Holders and all fees and disbursements of any special counsel (other than the Company's regular counsel) shall be borne by the Holders of the Registrable Securities so registered pro rata on the basis of the number of Registrable Securities so registered.

          (g) Underwriting Requirements. All Holders proposing to distribute their Registrable Securities through an underwriting in which the Company has proposed or is proposing to participate, shall (together with the Company and any other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter (or underwriters) selected for underwriting by the Company. Notwithstanding any other subsection of this section, at the request of the managing underwriter, the Holder shall delay the sale of Registrable Securities which such Holder has requested be registered hereunder for up to ninety (90) days following the effective date of the registration statement. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall not be withdrawn from such registration except at the election of the Holder.

          (h) Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this section.

          (i)  Indemnification.   In  the  event  that  any  Registrable
Securities are included in a registration statement pursuant hereto:

               (i) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors and partners of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;
               (B) the  omission  or  alleged  omission  to   state
               therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law; and the Company will reimburse the Holder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holder; and further provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the prospectus, such indemnity agreement shall not inure to the benefit of any underwriter or broker, if a copy of the prospectus was not sent or given to such person with or prior to the confirmation of the sale of such securities to such person.

               (ii) To the extent permitted by law, each Holder will indemnify and hold harmless the Company, its directors, its officers, any person who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter (within the meaning of the Securities Act) for the Company and any person who controls such underwriter against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and the Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or controlling person thereof, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

               (iii) Promptly after receipt by an indemnified party of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party hereunder, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party hereunder, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this subsection.

          (j)  Reports Under Exchange  Act.   Following registration  of
the Company's securities under the Exchange Act and with a view of making available to the Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation promulgated by the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

               (i) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144, at all times; and

               (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

          (k)  Termination of the Company's Obligations.

               (i) The Company shall have no obligations pursuant to Subsections 7(b) or 7(c) with respect to any request made by the Holder after the Expiration Date.

               (ii) Notwithstanding any provision hereof to the contrary, the Company shall not be required to effect any registration under the Securities Act or under any state securities laws on behalf of any Holder or Holders if, in the opinion of counsel for the Company, the offering or transfer by such Holder or Holders in the manner proposed (including without limitation, the number of shares proposed to be offered or transferred and the method of offering or transfer) is exempt from the registration requirements of the Securities Act and the securities or "Blue Sky" laws of applicable states.

          (1) Holder's Acceptance of Obligations. Acceptance of this Warrant by the Holder shall be deemed to constitute the unqualified acceptance by the Holder of all of the terms and conditions set forth herein.

     8. REDEMPTION. This Warrant is redeemable by the Company for $.10 per Warrant, at any time after September 30, 1997, upon thirty (30) days' prior written notice, if the closing price or bid price of the Common Stock, as reported by the principal exchange on which the Common Stock is then traded, the OTC Electronic Bulletin Board or the National Quotation Bureau Incorporated, as the case may be, equals or exceeds $3.00 per share for twenty (20) consecutive trading days ending within fifteen (15) days prior to the date of the notice of redemption.

     9.   ADJUSTMENTS.

     (a) The number of shares of Common Stock issuable on exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time in the event that the Company shall:

               (i) pay a dividend in, or make a distribution of, shares of Common Stock

               (ii) subdivide its outstanding shares of Common Stock into a greater number of shares;

               (iii) combine its outstanding shares of Common Stock into a smaller number of shares; or

               (iv) spin-off a subsidiary by distributing, as a dividend or otherwise, shares of the subsidiary to its stockholders. In any such case, the total number of shares of Common Stock issuable on exercise hereof immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive, at the same aggregate Exercise Price, the number of shares of Common Stock that the Holder would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had this Warrant been exercised in full immediately prior to the occurrence (or applicable record date) of such event. An adjustment made pursuant to this section shall, in the case of a stock dividend or distribution, be made as of the record date and, in the case of a subdivision or combination, be made as of the effective date thereof. If, as a result of any adjustment pursuant to this section, the Holder shall become entitled to receive shares of two or more classes or series of securities of the Company, the Board of Directors shall equitably determine the allocation of the adjusted exercise price between or among shares or other units of such classes or series and shall notify the Holder of such allocation.

     (b) In the event of any reorganization or recapitalization of the Company or in the event the Company consolidates with or merges into or with another entity or transfers all or substantially all of its assets to another entity, then and in each such event, the Holder, on exercise of this Warrant as provided herein, at any time after the consummation of such reorganization, recapitalization, consolidation, merger or transfer, shall be entitled, and the documents executed to effectuate such event shall so provide, to receive the stock or other securities or property to which the Holder would have been entitled upon such consummation if the Holder had exercised this Warrant immediately prior thereto. In such case, the terms of this Warrant shall survive the consummation of any such reorganization, recapitalization, consolidation, merger or transfer and shall be applicable to the shares of stock or other securities or property receivable on the exercise of this Warrant after such consummation.

     (c) Whenever a reference is made in this section to the issue or sale of shares of Common Stock, the term "Common Stock" shall mean the Common Stock of the Company of the class authorized as of the date hereof and any other class of stock ranking on a parity with such Common Stock.

     (d) Whenever the number of shares of Common Stock purchasable upon exercise of this Warrant or the Exercise Price shall be adjusted as required herein, the Company shall forthwith file such information with its secretary at its principal office, and with the price determined as herein provided and setting forth in detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after such adjustment, deliver a copy of such certificate to the Holder.

     (e) The Company: (i) will not cause the par value of any securities receivable on exercise of this Warrant to be in excess of the amount payable therefor on such exercise; and (ii) will take all action as may be necessary or appropriate so that the Company may validly and legally issue fully paid and non-assessable shares (or other securities or property deliverable hereunder) upon the exercise of this Warrant. This Warrant shall bind the successors and assigns of the Company.

     10. TRANSFER TO COMPLY WITH THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS. Neither this Warrant nor the shares of Common Stock (or other securities) issuable upon exercise hereof have been the subject of registration under the Securities Act or under state securities laws. Except as provided in Section 4 above: (a) this Warrant may not be transferred, assigned, pledged, sold or otherwise disposed of; and (b) the shares of Common Stock (or other securities) issuable upon exercise of this Warrant may not be transferred, assigned, pledged, sold or otherwise disposed of in the absence of registration under or exemption from the applicable provisions of the Securities Act, unless the Holder provides the Company with an opinion of counsel in form and substance satisfactory to the Company (together with such other representations and warranties as the Company may request) that the shares of Common Stock issued or issuable, as applicable, upon exercise of this Warrant may be legally transferred without violating the Securities Act, and any other applicable securities law and then only against receipt of an agreement of the transferee (in form and substance satisfactory to the Company) to comply with the provisions of this section with respect to any resale or other disposition of such securities.

     11. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed by first class mail, postage prepaid, as follows: (a) if to the Holder, at the address of the Holder as shown on the registry books maintained by the Company or the Transfer Agent; and (b) if to the Company, at 1265 Naperville Road, Romeoville, Illinois 60446, Attention: President, with a copy by like means to Ungaretti & Harris, 3500 Three First National Plaza, Chicago, Illinois 60602,
Attention:  Michael J. Philippi, Esq.

     12. SURVIVAL. All agreements, covenants, representations and warranties set forth herein shall survive the execution and delivery of this Warrant and any investigation at any time made by or on behalf of any parties hereto and the exercise and purchase of this Warrant.

     13. AMENDMENTS. The Company may, in its sole discretion, by supplemental agreement or pursuant to an amended warrant certificate issued in exchange for this Warrant make any changes or corrections to the terms and conditions hereof which it deems appropriate in order to:
(a) reduce the Exercise Price; (b) extend the Expiration Date of this Warrant; (c) cure any ambiguity or to correct any defective or inconsistent provision or manifest mistake or error herein contained;
(d) modify such other terms and conditions hereof which modification, in the judgment of the Board of Directors, provides, when considered under the totality of the circumstances a net benefit to or which, in the exercise of such judgment, the Board of Directors determines would not be contrary to the interests of the Holder or the Holders; provided, however, that no adverse change in the number or nature of the securities purchasable upon the exercise of this Warrant, or the Purchase Price therefor, or the acceleration of the Expiration Date, shall be made without the consent in writing of the Holder. In addition, the Company may at any time hereafter enter into an agreement with a qualified warrant agent (a "Warrant Agent") chosen by it in its sole discretion to act on behalf of the Company in connection with the issuance, registration, transfer and exchange, the issuance of certificates representing the Warrants, the exercise of the Warrants and the rights of the Holders thereof (a "Warrant Agreement"). The registration rights contained in Section 7 hereof shall survive any such modification or replacement of this Warrant.

     14. AGREEMENT OF HOLDERS. Every Holder, by acceptance hereof, consents and agrees with the Company, any Warrant Agent, any Transfer Agent and every other Holder that:

          (a) The Warrants are transferable only on the registry books of the Company, the Transfer Agent or the Warrant Agent by the Holder thereof in person or by his attorney duly authorized in writing and only if the warrant certificates representing such Warrants are surrendered at the office of the Company or the Warrant Agent, if any, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Company and the Warrant Agent, if any, in their sole discretion, together with payment of any applicable transfer taxes;

          (b) The Company and any Warrant Agent may deem and treat the person in whose name the warrant certificate is registered as the Holder and as the absolute, true and lawful owner of the Warrants represented thereby for all purposes, and none of the Company, the Transfer Agent or the Warrant Agent shall be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in Section 5 hereof;

          (c) Each Warrant shall be subject in all respects to the terms and conditions set forth in any amended warrant certificate upon the issuance thereof or in any Warrant Agreement entered into by the Company as permitted pursuant to Section 13 hereof upon the execution thereof and, in either such case, upon the mailing by the Company of notice of the amendment of the terms and conditions of this Warrant. In the event of the execution of any such Warrant Agreement, a true copy thereof shall be promptly mailed by the Company to the Holder;

          (d) Such Holder shall execute all such further instruments and documents and take such further action as the Company may reasonably require in order to effectuate the terms and purposes of this Warrant.

     15. SEVERABILITY. The provisions of this Warrant shall be considered severable in the event that any of such provisions are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable. Such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are valid and enforceable and which are as similar as possible in term and intent to those provisions deemed to be invalid, void or otherwise unenforceable. Notwithstanding the foregoing, the remaining provisions hereof shall remain enforceable to the fullest extent permitted by law.

     16. ENTIRE AGREEMENT. This Warrant is intended to and does contain and embody the entire understanding and agreement of the Company and the Holder with respect to the subject matter hereof and there exists no oral agreement or understanding, express or implied, whereby the absolute, final and unconditional character and nature of this Warrant shall be in any way invalidated, unempowered or affected.

     17. HEADINGS. The headings in this Warrant are for convenience of reference only and are not part of this Warrant.

     18.  GOVERNING  LAW.    This  Warrant  shall  be  governed  by  and
construed and interpreted in accordance with the laws of the State of Delaware without reference to principles of conflict of laws.

                               * * * * *

     IN WITNESS WHEREOF, Franklin Ophthalmic Instruments Co., Inc. has caused this Warrant to be signed in its name and on its behalf and its corporate seal to be affixed hereon by its duly authorized officers as of the date of issuance first above written.


                              FRANKLIN OPHTHALMIC
                              INSTRUMENTS CO., INC.


[SEAL]
                              By:
                                Michael J. Carroll, President


Attest:



Linda S. Zimdars, Secretary

                            Annex to Warrant

                           FORM OF ASSIGNMENT

               (To be executed upon transfer of Warrant)



     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to __________________________ the right represented by the within Warrant, together with all rights, title and interest therein, and does hereby irrevocably constitute and appoint __________________________ attorney to transfer such Warrant on the Warrant register of the within named Company, with full power of substitution.


DATED:  ________________, 199__.

                              Signature:




                              (Signature must conform in all respects to
                               name of holder as specified on the face of the Warrant)


                              Signature Guaranteed:

                            Annex to Warrant

                          FORM OF SUBSCRIPTION

  (To be completed and signed only upon an exercise of the Warrant in whole or in part)

TO:  Franklin Ophthalmic Instruments Co., Inc.

     The undersigned, the Holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by the Warrant for, and to purchase thereunder, _______ shares of Common Stock (as such terms are defined in the Warrant, dated November 25, 1996, issued by Franklin Ophthalmic Instruments Co., Inc. to _________________) (or other securities or property), and herewith makes payment of $_______________ therefor in cash or by certified or official bank check. The undersigned hereby requests that the Certificate(s) for such securities be issued in the name(s) and delivered to the address(es) as follows:

Name:
Address:
Social Security Number:
Deliver to:
Address:

     If the foregoing Subscription evidences an exercise of the Warrant to purchase fewer than all of the Shares (or other securities or property) to which the undersigned is entitled under such Warrant, please issue a new Warrant, of like tenor, for the remaining portion of the Warrant (or other securities or property) in the name(s), and deliver the same to the address(es) as follows:

Name:
Address:

DATED:  ____________, 199__.


(Name of Holder)


(Signature of Holder or Authorized Signatory)

Signature Guaranteed:



                                   (Social Security or Taxpayer
                                    Identification Number of Holder)